                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Texas                          1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

          1111 Louisiana
          Houston, Texas                                         77002
(Address of principal executive offices)                       (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

          Texas                         1-3187                  22-3865106
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

           1111 Louisiana
           Houston, Texas                                         77002
(Address of principal executive offices)                        (Zip Code)

         Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

Item 5. Other Events.

     On March 14, 2003, CenterPoint Energy, Inc. announced that CenterPoint Energy Houston Electric, LLC had priced general mortgage bonds totaling $762.275 million in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached to this report as Exhibit 99.1. The offering of these general mortgage bonds closed on March 18, 2003. On March 25, 2003 CenterPoint Energy, Inc. announced the closing of this offering. A copy of that press release is attached to this report as Exhibit 99.2.

     For a description of the general mortgage bonds, please refer to the Tenth Supplemental Indenture dated as of March 18, 2003, to the General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee, and to the Officer's Certificate dated March 18, 2003. These items are attached to this report as Exhibits 4.1 and 4.2, respectively.

     The newly issued general mortgage bonds have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed herewith:

     4.1 Tenth Supplemental Indenture, dated as of March 18, 2003, to General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee

     4.2 Officer's Certificate dated March 18, 2003 setting forth the form, terms and provisions of the Tenth Series and Eleventh Series of general mortgage bonds

     99.1 Press Release issued March 14, 2003 regarding pricing of private placement of general mortgage bonds

     99.2 Press Release issued March 25, 2003 regarding closing of private placement of general mortgage bonds

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY, INC.



Date: March 26, 2003                   By:        /s/ James S. Brian
                                            ------------------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY HOUSTON
                                       ELECTRIC, LLC

Date: March 26, 2003                   By:        /s/ James S. Brian
                                            ------------------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer

                                  EXHIBIT INDEX

   Exhibit
    Number              Exhibit Description
    ------              -------------------

     4.1 Tenth Supplemental Indenture, dated as of March 18, 2003, to General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee

     4.2 Officer's Certificate dated March 18, 2003 setting forth the form, terms and provisions of the Tenth Series and Eleventh Series of general mortgage bonds

     99.1 Press Release issued March 14, 2003 regarding pricing of private placement of general mortgage bonds

     99.2 Press Release issued March 25, 2003 regarding closing of private placement of general mortgage bonds